                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 8, 2001
                                                         ----------------


                        National Service Industries, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 ---------------------------------------------
                 (State or other jurisdiction of incorporation)


                                    001-03208
                            -----------------------
                            (Commission File Number)


                                    58-03649
                      ------------------------------------
                      (IRS Employer Identification Number)


            1420 Peachtree Street, N. E., Atlanta, Georgia 30309-3002
            ---------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (404) 853-1000
                                                           --------------


                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         Attached hereto is a press release issued by National Service Industries, Inc. (the "Registrant") on November 8, 2001. A copy of this press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

                  None.

         (b)  Pro Forma Financial Information.

                  None.

         (c)  Exhibits.

                  The following exhibit is filed herewith:

         EXHIBIT NO.                      DESCRIPTION
         -----------                      -----------
              99.1        Press Release, issued by the Registrant on
                           November 8, 2001.


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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  November 8, 2001


                                        NATIONAL SERVICE INDUSTRIES, INC.



                                        By:  /s/ Kenyon W. Murphy
                                           ------------------------------------
                                             Kenyon W. Murphy
                                             Senior Vice President and General
                                             Counsel


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